                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box: [_]
[_] Preliminary proxy statement           [_] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY AS PERMITTED BY
                                             RULE 14A-6(E)(2)
[X] Definitive proxy statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             COLDWATER CREEK INC.
           --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter

           --------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)Title of each class of securities to which transaction applies:
  (2)Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
  (4)Proposed maximum aggregate value of transaction:
  (5)Total fee paid:

[_]Fee previously paid with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)Amount previously paid:
  (2)Form, Schedule or Registration Statement No.:
  (3)Filing party:
  (4)Date filed:

                                    [LOGO]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 11, 1997

To our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of COLDWATER CREEK INC. (the "Company") which will be held at the Company's corporate headquarters in Sandpoint, Idaho, at 1:00 p.m. Pacific Daylight Time on July 11, 1997 for the following purposes:

  1. To elect to the Board two directors;

  2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending February 28, 1998; and

  3. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  These matters are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on June 5, 1997 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

  Representation of at least a majority of the shares of Common Stock of Coldwater Creek Inc. entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

  Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          Very truly yours,

                                          /s/ Dennis C. Pence

                                          Dennis C. Pence
                                          President and Chief
                                          Executive Officer

Sandpoint, Idaho
June 6, 1997

              STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                  CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                             COLDWATER CREEK INC.

                           TO BE HELD JULY 11, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders which will be held at 1:00 p.m. Pacific Daylight Time on July 11, 1997 at the Company's corporate headquarters in Sandpoint, Idaho 83864 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about June 6, 1997.

                        VOTING RIGHTS AND SOLICITATION

  The close of business on June 5, 1997 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, Coldwater Creek had 10,120,118 shares of common stock, $.01 par value per share (the "Common Stock"), issued, 10,120,118 of which were outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

  Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to Coldwater Creek will be voted at the Annual Meeting of Stockholders in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the directors as described herein under "Proposal 1--Election of Directors" and FOR ratification of the selection of accountants as described herein under "Proposal 2--Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person. Election of directors by stockholders shall be determined by a majority of the votes cast by the stockholders entitled to vote at the election present in person or represented by proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Coldwater Creek employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The members of the Board of Directors of Coldwater Creek are classified into three classes, one of which is elected at each Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for any nominee listed below. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES TO BOARD OF DIRECTORS

                                                          CLASS AND YEAR
                                                 DIRECTOR IN WHICH TERM
 NAME                    PRINCIPAL OCCUPATION     SINCE    WILL EXPIRE   AGE
 ----                    --------------------    -------- -------------- ---
 Dennis C. Pence......  President, Chief           1988     Class III     47
                         Executive Officer and                 2000
                         Vice Chairman of the
                         Board of
                         Coldwater Creek Inc.
 Robert H. McCall.....  President, McCall and      1994     Class III     51
                         Landwehr, P.A.                        2000
                         (Accounting Firm)

  Dennis Pence co-founded the Company in 1984, and has served as President and Chief Executive Officer and as a Director since its incorporation in 1988. Prior to co-founding Coldwater Creek, Mr. Pence was employed by Sony Corp of America from 1975 to 1983, where his final position was National Marketing Manager, Consumer Video Products.

  Robert H. McCall, a Certified Public Accountant, has served as a Director since 1994 and since February 1995 has served as Chairman of the Audit Committee and as a member of the Compensation Committee. Since 1981 he has been President of McCall & Landwehr, P.A., an accounting firm based in Hayden Lake, Idaho, which provided accounting, tax and auditing services to the Company from 1984 to 1993, and has provided a limited amount of other services since that time.

DIRECTORS NOT STANDING FOR ELECTION

  The members of the Board of Directors who are not standing for election at this year's Annual Meeting are set forth below.

                                                            CLASS AND YEAR
                                                   DIRECTOR IN WHICH TERM
          NAME            PRINCIPAL OCCUPATION      SINCE    WILL EXPIRE   AGE
          ----            --------------------     -------- -------------- ---
 James R. Alexander...  Independent Retail Sales     1994      Class II     54
                         Consultant                              1998
 Donald Robson........  Chief Financial Officer,     1995                   50
                         Treasurer and Secretary               Class II
                         of Coldwater Creek Inc.                 1998
 Curt Hecker..........  President and Chief          1995                   36
                         Executive Officer,                    Class I
                         Panhandle State Bank                    1999
 Ann Pence............  Chairman of the Board of     1988                   47
                         Coldwater                             Class I
                         Creek Inc.                              1999

  James R. Alexander has served as a Director since 1994 and is Chairman of the Compensation Committee. He has been an independent consultant for the past 17 years, serving a variety of high ticket mail order companies selling apparel, home decor and gift merchandise. Mr. Alexander currently resides in New York City.

  Donald Robson has served as Chief Financial Officer, Vice President of Finance and Administration, Secretary, Treasurer and as a Director of the Company since January 1995. From 1992 to 1995, prior to joining the Company, Mr. Robson was a Financial Executive Consultant. From 1978 to 1992, Mr. Robson served as Executive Vice President and Chief Financial Officer for Neiman Marcus Stores, a nationally established high-end department store chain and cataloger. His responsibilities included managing the Company's financial operations, information services, merchandise distribution and investment strategies, as well as its substantial credit portfolio, central and store operations, and telemarketing and distribution in the Direct Marketing Division.

  Curt Hecker has served as a Director since August 1995 and is a member of the Audit Committee. Since August 1995, his principal occupation has been President and Chief Executive Officer of Panhandle State Bank in Sandpoint, Idaho. Prior to Mr. Hecker's employment with Panhandle, he served as Vice President of West One Bank (now U.S. Bank) with which the Company has had its primary banking relationship.

  Ann Pence co-founded the Company in 1984, where she has acted as its Creative Director. Since its incorporation in 1988, she has also served as a Director and as the Chairman of the Board of the Company. Prior to co-founding Coldwater Creek, Mrs. Pence had an eleven year career in retail advertising, and was employed by Macy's California from 1974 to 1982 where her final position was Copy Director.

                         BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of 5 meetings during fiscal 1996. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served.

  The Company's Board of Directors has a Compensation Committee and an Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the appointment of independent public accountants, reviewing and approving the scope of audit activities of the auditors, reviewing accounting practices and controls, performing independent director duties and reviewing audit results. The Audit Committee is composed of Robert H. McCall (Chairman) and Curt Hecker. The Audit Committee held three meetings in fiscal 1996. The Compensation Committee is responsible for reviewing and establishing the compensation structure for the Company's officers and directors, including salary rates, participation in incentive compensation and benefit plans, 401(k) plans, stock purchase plans and other forms of compensation, and, after the effective date of the initial registration of the Company's Common Stock under Section 12(g) of the Securities Exchange Act of 1934, administering the Company's 1996 Stock Option/Stock Issuance Plan. The Compensation Committee is composed of Mr. Alexander (Chairman) and Mr. McCall. The Compensation Committee met three times in fiscal 1996.

                             DIRECTOR REMUNERATION

  The directors currently receive an annual retainer of $10,000. In addition, each director received a fee of $1,000 for each regular Board of Directors meeting attended. Any director who was a committee chair received an annual retainer in the amount of $1,500, and any director who was a committee member received an annual retainer of $1,000. During fiscal 1997, non-employee directors will receive annual compensation of $12,000, plus each chairperson of each committee will receive an additional $1,500 per year and each committee member will receive an additional $1,000 per year, and each director will receive an additional $1,000 per regular quarterly meeting attended. Directors are also reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

  Under the Company's 1996 Stock Option/Stock Issuance Plan automatic option grant program, each non-employee director of the Company, upon execution of the Underwriting Agreement associated with the Company's initial public offering or at the date such person first becomes a director if after the effective date of this offering, received or will receive options to purchase 13,376 shares of Common Stock at an exercise price per share equal to the fair market price of the Company's Common Stock on such date. On the date of each annual stockholders meeting beginning with the first annual meeting following this offering, each non-employee director who has served for at least six months and continues to serve at that meeting will receive an automatic option grant for an additional 1,672 shares of Common Stock exercisable at the fair market value of such stock as of the date of the option grant.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Company's Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. Each director and officer of the Company has entered into a separate indemnification agreement with the Company.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 1, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director with beneficial ownership, (iii) each officer listed in the Summary Compensation Table and
(iv) all directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                         SHARES    PERCENTAGE OF
                                                      BENEFICIALLY    SHARES
   NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED(1)   BENEFICIALLY
   ------------------------------------               ------------ -------------
   Dennis Pence(1)(2)................................  3,622,559         36%
   c/o Coldwater Creek Inc.
   One Coldwater Creek Drive
   Sandpoint, Idaho 83864
   Ann Pence(1)(2)...................................  3,622,559         36%
   c/o Coldwater Creek Inc.
   One Coldwater Creek Drive
   Sandpoint, Idaho 83864
   Donald Robson(3)..................................     25,079          *
   Robin Sheldon(4)..................................     20,899          *
   All Directors and Executive Officers
    as a group (8 persons)(5)........................  7,311,995         72%

--------
 * Less than one (1) percent

(1) Dennis and Ann Pence are husband and wife.

(2) On December 31, 1996, Dennis C. Pence transferred 140,929 shares of Coldwater Creek Common Stock to the Dennis C. Pence Lead Annuity Trust. Ann Pence transferred the same number of shares to the Elizabeth Ann Pence Lead Annuity Trust on the same date. Both Trusts qualify under the Federal tax code as Charitable Lead Annuity Trusts.

(3) Represents options to purchase Common Stock exercisable as of March 4, 1997. Mr. Robson has an additional 75,238 options, which will become exercisable on a monthly basis ratably over 36 months beginning March 1997.

(4) Represents options to purchase Common Stock exercisable as of March 4, 1997. Ms. Sheldon has an additional 62,699 options which will become exercisable on a monthly basis ratably over 36 months beginning March 1997.

(5) Includes 66,877 options exercisable as of March 4, 1997.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth certain information concerning compensation paid to, earned by or awarded to the Company's Chief Executive Officer and each of the Company's three other most highly compensated executive officers or employees for the fiscal years ended March 2, 1996 and March 1, 1997. No other employee of the Company received salary and bonus of $100,000 or more during the fiscal year ended March 2, 1996. The persons named in the table are sometimes referred to herein as the "Named Executive Officers."

                         SUMMARY COMPENSATION TABLE(1)

                                                              LONG TERM
                                 ANNUAL COMPENSATION         COMPENSATION
                          ---------------------------------- ------------
                                                OTHER ANNUAL  SECURITIES   ALL OTHER
        NAME AND          FISCAL SALARY  BONUS  COMPENSATION  UNDERLYING  COMPENSATION
   PRINCIPAL POSITION      YEAR    ($)    ($)      ($)(2)     OPTIONS(#)      ($)
   ------------------     ------ ------- ------ ------------ ------------ ------------
Dennis Pence(3) ........   1996  225,000      0    3,900
President, Chief           1995  207,372 21,000    3,600
Executive Officer and
 Vice Chairman of the
 Board
Ann Pence(3)............   1996  225,000      0    3,900
Chairman of the            1995  207,372 21,000    3,600
Board and Creative
Director
Donald Robson...........   1996  160,000      0    4,442        100,317
Chief Financial Officer,   1995  146,538 15,750      --
Vice President of
Finance and
Administration,
 Secretary
and Treasurer
Robin Sheldon...........   1996  115,000      0    4,954         83,598
 Vice President of         1995  104,647 11,550    2,150
 Merchandising

--------
(1) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the compensation described in this table does not include medical, group life insurance, or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) Contributions by the Company to individuals' 401(k) accounts.

(3)Compensation in this table does not include S Corporation Distributions.

STOCK OPTIONS

  The following table contains information concerning the grant of stock options under the Company's 1996 Stock Option Plan for the 1996 fiscal year to the named executive officers. No stock appreciation rights were granted to the named executive officers during such fiscal year. The table also lists potential realizable values of such options on the basis of assumed annual compounded stock appreciation rates of 5% and 10% over the life of the options which are set at a maximum of 10 years.

                                                                       POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED
                                                                       ANNUAL RATES OF STOCK
                                                                      PRICE APPRECIATION FOR
                                      INDIVIDUAL GRANTS                     OPTION TERM
                         -------------------------------------------- -----------------------
                         NUMBER OF  % OF TOTAL
                         SECURITIES  OPTIONS
                         UNDERLYING GRANTED TO
                          OPTIONS   EMPLOYEES  EXERCISE OR
                          GRANTED   IN FISCAL  BASE PRICE  EXPIRATION     5%         10%
NAME                       (#)(1)    YEAR(2)    ($/SH)(3)     DATE      ($)(4)      ($)(4)
----                     ---------- ---------- ----------- ---------- -----------------------
Dennis Pence(5).........      --       --          --           --           --           --
Ann Pence(5)............      --       --          --           --           --           --
Donald Robson...........  100,317       11%       6.58       3/4/06      415,124    1,052,007
Robin Sheldon...........   83,598        9%       6.58       3/4/06      335,221      859,611

                       OPTION GRANTS IN LAST FISCAL YEAR
--------
(1) On March 4, 1996, the Board granted options to purchase 443,067 shares of Common Stock in the aggregate under the 1996 Plan to certain employees of the Company. The options vest over a four-year period measured from the grant date and have an exercise price of $6.58 per share. Such exercise price is equal to the fair market value of the Common Stock on the grant date, as determined by the Board on the basis of a number of factors, including the anticipated offering price, and reflects the volatile nature of the stock market and the uncertainty which existed at the time of grant as to the ultimate completion of the offering.

  Each option will become immediately exercisable for all of the option shares in the event the Company is (i) acquired by merger or consolidation in which over 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding these securities immediately prior to such transaction, or (ii) liquidated or dissolved whereby substantially all of the Company's assets are sold, transferred or otherwise dispositioned, unless the option is assumed or otherwise replaced by the acquiring entity or is otherwise subject to limitations imposed by the Compensation Committee. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) Includes options granted pursuant to the Company's Automatic Option Grant Program for non-employee directors.

(3) Common Stock purchased upon the exercise of an option must be paid for by cash or by delivery of certain previously acquired shares of Common Stock with a fair market value (as of the exercise date) equal to the option exercise price or, with the consent of the Compensation Committee under the Discretionary Option Grant Program, by delivery of the optionee's promissory note. With the Compensation Committee's approval, the employee option holder may elect to satisfy tax withholding obligations by directing the Company to withhold shares valued at the amount of the withholding obligation from the number purchased or by delivery of previously acquired shares of Common Stock.

(4) The potential realizable value is reported net of the option price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation at 5% and 10% only from the date of grant to the expiration date of the option. These amounts are calculated based on the requirements of the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the executive officers.

(5) Neither Dennis Pence nor Ann Pence have been granted options under the 1996 Stock Option Plan.

OPTION EXERCISES AND HOLDINGS

  The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the last fiscal year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                             VALUE OF UNEXERCISED IN-
                                         VALUE                                 THE-MONEY OPTIONS AT
                                     REALIZED ($)    NUMBER OF SECURITIES    FY-END ($) (MARKET PRICE
                           SHARES    (MARKET PRICE  UNDERLYING UNEXERCISED    OF SHARES AT FY-END ($)
                         ACQUIRED ON AT EXERCISE,    OPTIONS AT FY-END (#)     LESS EXERCISE PRICE)
                          EXERCISE   LESS EXERCISE ------------------------- -------------------------
NAME                         (#)        PRICE)                 UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- ------------- EXERCISABLE ------------- ----------- -------------
Dennis Pence............     --           --            --           --             --           --
Ann Pence...............     --           --            --           --             --           --
Donald Robson...........     --           --         25,079       75,238     295,806.80   887,432.21
Robin Sheldon...........     --           --         20,899       62,699     246,503.70   739,534.70

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") is composed of two non-employee directors: James Alexander and Robert McCall. During the fiscal year 1996 the Committee met three times. The Committee is responsible for setting and administering the policies which govern annual executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer ("CEO"), and other executive officers of the Company based upon a mix of the achievement of the corporate financial goals, individual performance and comparisons with other catalog companies. The CEO is not present during the discussions of his compensation.

  The operation of the Committee is subject to the Bylaws of the Company and the Committee's Charter, each as in effect from time to time, and the Delaware General Corporation Law. The Committee has the full power and authority to carry out the following responsibilities:

  1. To establish salaries, incentives and other forms of compensation paid to officers and other employees of the company.

  2. To administer various incentive compensation and benefit plans, including the bonus plan.

  3. To perform such other functions and have other powers as may be necessary or convenient in the efficient discharge of the foregoing.

  4. To report to the Board from time to time, or whenever it shall be called upon to do so.

  The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options. The Committee determines the salaries for such officers based upon a review of salary surveys of similar companies performed for the Committee. To provide the Committee with more information for making compensation comparisons, the Company surveys a broader group of similar companies. The Committee may further adjust the salaries of such executive officers based upon the Company's financial performance during the past year and upon each officer's performance against the objectives related to his area responsibility, for which objectives were established last year.

  In awarding stock options, the Committee considers a number of factors, including such executive officer's responsibilities and relative position in the Company, individual performance of such officer, any changes in such officer's responsibility and position, such officer's equity interest in the Company in the form of stock and options held by such individual, the extent to which existing stock options remain unvested and the total number of stock options to be awarded.

  Under the Company's executive bonus plan, executive officers may receive a certain percentage of their base salary in bonus payments, based on the Committee's subjective evaluation of the individual's performance. Further, the Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing shareholder value.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for the CEO. The CEO's salary is determined based on factors such as the Company's achievement of corporate goals and comparisons with catalog companies as described above. In awarding stock options, the Committee considers the CEO's performance, the number of unvested options and the total number of options to be granted. No stock options were awarded to Dennis Pence during fiscal year 1996. The CEO's bonus is dependent upon the Company achieving the performance goals outlined above and the Committee's subjective evaluation of the CEO's performance.

                FROM THE MEMBERS OF THE COMPENSATION COMMITTEE

                                James Alexander
                                 Robert McCall

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  As noted above, the Company's compensation committee consists of Mr. McCall and Mr. Alexander. The Compensation Committee met three times during fiscal 1996.

                               PERFORMANCE GRAPH

  The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Common Stock, assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the Nasdaq Composite Index and the peer group indicated below, during the period from January 28, 1996 (the date prior to the Company's initial public offering) through April 30, 1997.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         AMONG COLDWATER CREEK INC., PEER GROUP NASDAQ COMPOSITE INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                                                         NASDAQ
Measurement Period           COLDWATER      PEER         COMPOSITE
(Fiscal Year Covered)        CREEK INC.     GROUP        INDEX
---------------------        ----------     -----        ---------
Measurement Pt- 1/28/97      $100           $100         $100
2/28/97                      $123           $ 91         $ 95
3/31/97                      $ 93           $ 95         $ 89
4/30/97                      $ 93           $ 93         $ 91

Peer Group:   Lands End, Inc.
              Williams Sonoma, Inc.
              Spiegel, Inc.
              Lillian Vemon Corp.
              DM Management Co.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended March 1, 1997 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners.

                                 ANNUAL REPORT

  The Annual Report of the Company for the fiscal year ended March 1, 1997 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. In compliance with Rule 14a-3 promulgated under the Securities Exchange Act of 1934, the Company hereby undertakes to provide without charge to each person upon written request, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial schedules thereto. Requests for such copies should be directed to Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Investor Relations Officer.

                                  PROPOSAL 2

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Arthur Andersen LLP served as independent public accountants for the Company since fiscal 1993. The Board of Directors has appointed Arthur Andersen LLP to serve in the same capacity for the current fiscal year and is asking stockholders to ratify the selection of Arthur Andersen LLP by the Board of Directors as independent public accountants. The affirmative vote of a majority of the shares presented and voting at the meeting is required to ratify the selection of Arthur Andersen LLP. In the event that stockholders fail to ratify the selection of Arthur Andersen LLP, the Board of Directors would reconsider such selection.

  A representative of Arthur Andersen LLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions of the stockholders.

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be considered at the 1998 Annual Meeting of Stockholders must be received by Coldwater Creek no later than February 6, 1998. The proposal must be mailed to the Company's principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Donald Robson, Secretary. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

  Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          /s/ Donald A. Robson

                                          Donald A. Robson
                                          Secretary

June 6, 1997
Sandpoint, Idaho

--------------------------------------------------------------------------------

                              COLDWATER CREEK INC.

                                   PROXY FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 11, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 11, 1997 and the Proxy Statement and appoints Dennis C. Pence and Donald Robson, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Coldwater Creek Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held
July 11, 1997 at 1:00 p.m. local time and at any adjournment or postponement thereof.

          (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON OTHER SIDE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  The Board of Directors recommends a vote FOR proposals Nos. 1 and 2. This Proxy, when properly executed, will be voted as specified hereon. This Proxy will be voted FOR proposals Nos. 1 and 2 if no specification is made.

  1. ELECTION OF DIRECTORS
                Dennis C. Pence    FOR [_]  WITHHOLD AUTHORITY [_]
                Robert H. McCall   FOR [_]  WITHHOLD AUTHORITY [_]

  2. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending February 28, 1998
                       FOR [_]  AGAINST [_]  ABSTAIN [_]

  3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof
                       FOR [_]  AGAINST [_]  ABSTAIN [_]

  Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _______________________________ Date: _______________________________
 PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE
--------------------------------------------------------------------------------